Exhibit 10.4

233 South Wacker Drivc, Suitc 2800
Chicago, Illinois 60606
Tel 312-234-2732
Fax 312-234-3603

Bank of America N. A.

TO:	Mandalay Resort Group
2330 Las Vegas Blvd-South
Las Vegas, NV 89109

ATTN:	Amy Preiss
TEL:	702 632 6820
FAX:	702 632 6822

FROM:	Bank of America, N.A. 233 South Wacker Drive - Suite 2800 Chicago, Illinois 60606 Robert OHara / Mike Allison

Date:	24JUL03

Our Reference No. 3106389

Internal Tracking Nos. 13030303

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Mandalay Resort Group and Bank of America, N.A. (each a “party” and together “the parties”) on the Trade Dale specified below (the “Transaction”).  This letter agreement constitutes a “Confirmation” as referred to in the Rate Swap Master Agreement specified in paragraph 1 below (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions, as; published by the International Swaps and Derivatives Association, Inc., (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Rate Swap Master Agreement dated as of 240CT86, as amended and supplemented from time to time (the “Agreement”), between the parties. Al provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation “Party A” means Bank of America, N.A. and “Party B” means Mandalay Resort Group.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                                                             USD 200,000,000.00

Trade Date:                                                                                               22JUL03

Effective Date:                                                                               31JUL03

Termination Dale:                                                               31JUL09, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:                                                                  Party A

Fixed Rate Payer Payment

Dates:                                                                                                                           The 31st of each January and July, commencing 31JAN04 and ending 31JUL09, subject to adjustment in accordance with the Modified Following Business Day Convention.  No Adjustment Of Period End Dates.

Fixed Rate:                                                                                                   6.50000%

Fixed Rate Day Count

Fraction:                                                                                                              30/360

Floating Amounts:

Floating Rate Payer:                                                  Party B

Floating Rate Payer

Payment Dates:                                                                          The 31st of each January and July, commencing 31JAN04 and ending 31JUL09, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate for initial

Calculation Period:                                                         TO BE SET

Floating Rate Option:                                           USD-LIBOR-BBA

Averaging:                                                                                                 Inapplicable

Designated Maturity:                                           6 Month

Spread:                                                                                                                     Plus 2.390000%

Floating Rate Day Count

Fraction:                                                                                                              Actual/360

Reset Dates:                                                                                          Fixed/Floating Rate Payer Reset Dates: The Reset Dale for a Calculation Period will be the first day of the next following Calculation Period provided that for the final Calculation Period the Reset Dale will be the Termination Date.

Compounding:                                                                              Inapplicable

Business Days:                                                                          New York, London

Calculation Agent:                                                         Party A

3. Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4. Account Details:

Account for payments to Party A:

USD

We will debit your account.

NAME:                                                                                            Bank of America

ABA #:                                                                                            CA

ACCT:                                                                                                1257501024

Mandalay Resort Group

Account for payments to Party B:

USD

NAME:                                                                                            Bank of America

ABA #:                                                                                            CA

NAME:                                                                                            Mandalay Resort Group

ACCT:                                                                                                1257501024

5.Off Ices:

The Office of Party A for this

Transaction is:                                                      Charlotte, NC

Please send reset notices to fax no. (312-234-3603)

The Office of Party B for this

Transaction is:                                                      Nevada, USA

Credit Support Document: As per Agreement (and Credit Support Annex if applicable).

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no.(312) 234-3603).

Yours Sincerely,

Bank of America, N.A.

Dave Walker

Senior Vice President

Authorized Signatory Accepted and confirmed as of the dale first written:

Mandalay Resort Group

By:	/s/ LES MARTIN

Name:	Les Martin
Vice President, Chief Accounting
Title:	Officer and Treasurer

Our Reference # 311 06389